Exhibit 99
                                                                      ----------
                                  UACSC 2001-A

                          UNION ACCEPTANCE CORPORATION
                                   (Servicer)
                                    05/31/01

NOTE BALANCE RECONCILIATION                                           D O L L A R S
                            CLASS A-1      CLASS A-2       CLASS A-3       CLASS A-4       CLASS B        CLASS C       TOTAL
                          ----------------------------------------------------------------------------------------------------------
Original Note Balances    99,000,000.00  141,000,000.00  142,000,000.00  150,270,000.00  35,000,000.00  5,730,000.00  573,000,000.00
Beginning Period Note
  Balances                68,424,867.79  141,000,000.00  142,000,000.00  150,270,000.00  35,000,000.00  5,730,000.00  542,424,867.79
Principal Collections
  - Scheduled Payments     7,020,709.75             -               -               -              -             -      7,020,709.75
Principal Collections
  - Payoffs                9,154,668.47             -               -               -              -             -      9,154,668.47
Principal Withdrawal
  from Payahead                5,208.59             -               -               -              -             -          5,208.59
Gross Principal Charge Offs  249,318.27             -               -               -              -             -        249,318.27
Repurchases                         -               -               -               -              -             -               -
                          -------------  --------------  --------------  --------------  -------------  ------------  --------------
Ending Note Balances      51,994,962.71  141,000,000.00  142,000,000.00  150,270,000.00  35,000,000.00  5,730,000.00  525,994,962.71
                          =============  ==============  ==============  ==============  =============  ============  ==============


Note Factor                   0.5252016       1.0000000       1.0000000       1.0000000      1.0000000     1.0000000       0.9179668
Interest Rate                   5.0700%         5.0300%         5.2900%          5.610%         8.250%       10.000%         5.4998%

                            NUMBERS

                          -------------
Original Note Balances           27,776
Beginning Period Note
  Balances                       37,827
Principal Collections
  - Scheduled Payments
Principal Collections
  - Payoffs                         872
Principal Withdrawal
  from Payahead
Gross Principal Charge Offs          16
Repurchases                           0
                          -------------
Ending Note Balances             36,939
                          =============

PREFUND ACCOUNT RECONCILIATION

Original Balance                                                         142,996,839.51
Beginning Balance                                                                   -
Purchase of  Subsequent Prefunded Receivables
Prefund Account Interest Earned                                                    0.30
Withdrawal                                                                        (0.30)
                                                                         --------------
Ending Balance                                                                      -
                                                                         ==============


CASH FLOW RECONCILIATION

Principal Wired                                                           16,176,760.75
Interest Wired                                                             5,537,262.53
Withdrawal from Payahead Account                                               5,320.94
Repurchases (Principal and Interest)                                                -
Charge Off Recoveries                                                          1,993.20
Interest Advances                                                            107,079.63
Collection Account Interest Earned                                            52,350.90
Prefunding Reserve Amount Released from Spread Account                              -
Prefund Account Withdrawal                                                         0.30
Spread Account Withdrawal                                                           -
Policy Draw for Principal or Interest                                               -
                                                                         --------------
Total Cash Flow                                                           21,880,768.25
                                                                         ==============

TRUSTEE DISTRIBUTION  (06/08/01)

Total Cash Flow                                                           21,880,768.25
Unrecovered Advances on Defaulted Receivables                                  7,356.22
Servicing Fee (Due and Unpaid)                                                      -
Interest to Class A-1 Noteholders, including any overdue amounts             298,731.57
Interest to Class A-2 Noteholders, including any overdue amounts             591,025.00
Interest to Class A-3 Noteholders, including any overdue amounts             625,983.33
Interest to Class A-4 Noteholders, including any overdue amounts             702,512.25
Interest to Class B Noteholders, including any overdue amounts               240,625.00
Interest to Class C Noteholders, including any overdue amounts                47,750.00
Principal to Class A-1 Noteholders, including any overdue amounts         16,429,905.08
Principal to Class A-2 Noteholders, including any overdue amounts                   -
Principal to Class A-3 Noteholders, including any overdue amounts                   -
Principal to Class A-4 Noteholders, including any overdue amounts                   -
Principal to Class B Noteholders, including any overdue amounts                     -
Insurance Premium                                                             73,944.63
Unreimbursed draws on the Policy for Principal or Interest                          -
Principal to Class C Noteholders, including any overdue amounts
Any other amounts payable to the Insurer under the Insurance Agreement
Interest Advance Recoveries from Payments                                     36,899.81
Deposit to Payahead                                                            1,413.87
Payahead Account Interest to Servicer                                             12.94
Excess                                                                     2,824,608.55
                                                                         --------------
Net Cash                                                                            -
                                                                         ==============

Servicing Fee Retained from Interest Collections                             452,028.66

SPREAD ACCOUNT  RECONCILIATION

Original Balance                                                             117,942.66
Beginning Balance                                                          3,909,429.22
Trustee Distribution of Excess                                             2,824,608.55
Prefunding Reserve Amount Released                                                  -
Interest Earned                                                               11,841.82
Spread Account Draws                                                                -
Reimbursement for Prior Spread Account Draws                                        -
Distribution of Funds to Class C Reserve Account                                    -
Distribution of Funds to Servicer                                         (1,015,879.59)
                                                                         --------------
Ending Balance                                                             5,730,000.00
                                                                         ==============

Required Balance                                                           5,730,000.00


CLASS C RESERVE ACCOUNT RECONCILIATION

Original Balance                                                                    -
Beginning Balance                                                                   -
Distribution of Funds to Class C Reserve Account up to required amount              -
Interest Earned                                                                     -
Class C Account Draws                                                               -
Reimbursement for Prior Class C Account Draws                                       -
Distribution of Funds to Servicer                                                   -
                                                                         --------------
Ending Balance                                                                      -
                                                                         ==============

Required Balance                                                                    -


FIRST LOSS PROTECTION  AMOUNT  RECONCILIATION

Original Balance                                                          17,190,000.00
Beginning Balance                                                         17,190,000.00
Reduction Due to Spread Account                                                     -
Reduction Due to Principal Reduction                                                -
Reduction Due to Overcollateralization                                              -
                                                                         --------------
Ending Balance                                                            17,190,000.00
                                                                         ==============

a) Outstanding Balance * 5.00% -Spread Balance - Overcollateralization    23,211,814.17
b) Original Note Balance * 3.00%                                          17,190,000.00
c) Prior Payment Date First Loss Protection Amount                        17,190,000.00
                                                                         --------------
First Loss Protection Amount [lesser of a), b) or c) ]                    17,190,000.00
                                                                         ==============

First Loss Protection Fee %                                                       2.00%
First Loss Protection Fee                                                     29,605.00

POLICY  RECONCILIATION

Original Balance                                                         567,270,000.00
Beginning Balance                                                        535,632,736.70
Draws                                                                               -
Reimbursement of Prior Draws                                                        -
                                                                         --------------
Ending Balance                                                           535,632,736.70
                                                                         ==============

Adjusted Ending Balance Based Upon Required Balance                      516,429,988.93
                                                                         ==============
Required Balance                                                         516,429,988.93


PAYAHEAD RECONCILIATION

Beginning Balance                                                              4,348.91
Deposit                                                                        1,413.87
Payahead Interest                                                                 12.94
Withdrawal                                                                     5,320.94
                                                                         --------------
Ending Balance                                                                   454.78
                                                                         ==============

CURRENT DELINQUENCY
                                                               GROSS
      # PAYMENTS DELINQUENT              NUMBER               BALANCE
                                         ------               -------
1 Payment                                 453              5,383,939.41
2 Payments                                159              2,087,878.98
3 Payments                                 61                796,860.20
                                        -------------------------------
Total                                     673              8,268,678.59
                                        ===============================

Percent Delinquent                          1.822%               1.572%


DELINQUENCY RATE (60+)
                                                                   RECEIVABLE
                                                 END OF PERIOD     DELINQUENCY
          PERIOD                 BALANCE         POOL BALANCE         RATE
                               -----------------------------------------------
Current                         2,884,739.18    525,994,962.71        0.55%
1st Previous                    1,466,579.88    542,424,867.79        0.27%
2nd Previous                      194,044.37    557,643,432.91        0.03%

NET LOSS RATE
                                                                                 DEFAULTED
                                               LIQUIDATION       AVERAGE         NET LOSS
          PERIOD                 BALANCE        PROCEEDS      POOL BALANCE      (ANNUALIZED)
                                ----------------------------------------------------------
Current                         249,318.27       1,993.20     534,209,915.25        0.56%
1st Previous                     21,500.16      29,118.50     550,034,150.35       -0.02%
2nd Previous                     44,242.27         287.69     565,321,716.46        0.09%

Gross Cumulative Charge Offs    315,060.70    Number of Repossessions                  13
Gross Liquidation Proceeds       31,399.39    Number of Inventoried Autos EOM          14
Net Cumulative Loss Percentage       0.05%    Amount of Inventoried Autos EOM  121,200.00
Net Cumulative Loss Percentage
   (adjusted for estimated
   future Liquidation Proceeds)      0.03%              Class C Trigger
Trigger                              0.60%                          0.66%
Status                                  OK                             OK
Net Cumulative Loss Trigger Hit in      NO                             NO
  Current or any Previous Month



EXCESS YIELD TRIGGER
                                                                EXCESS YIELD
                               EXCESS        END OF PERIOD      PERCENTAGE
          PERIOD               YIELD         POOL BALANCE       (ANNUALIZED)
                            ------------     --------------     ------------
Current                     2,870,291.39     525,994,962.71         6.55%
1st Previous                2,841,833.78     542,424,867.79         6.29%
2nd Previous                1,087,739.33     557,643,432.91         2.34%
3rd Previous                         -                  -
4th Previous                         -                  -
5th Previous                         -                  -


                                          LEVEL        TRIGGER       STATUS
                                         -------       -------       ------
Six Month Average Excess Yield             N/A          1.50%         N/A

Trigger Hit in Current or any Previous Month                           NO



DATE:  June 6, 2001                       /s/ Diane Slomka
                                          -----------------------------------
                                          DIANE SLOMKA
                                          OFFICER